UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 24, 2014

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Crexendo, Inc.

(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-32277	87-0591719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street, Tempe, AZ 85281
(Address of Principal Executive Offices) (Zip Code)

(602) 714-8500
(Registrant’s Telephone Number, Including Area Code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 24, 2014, Crexendo, Inc. (the "Company") entered into a Stock Sale Agreement (the "Sale Agreement"), with Steven G. Mihaylo, as Trustee of The Steven G. Mihaylo Trust (As Restated) dated December 13, 2001 (the "Purchaser").  Mr. Mihaylo is the principal shareholder and Chief Executive Officer of the Company.  Pursuant to the Sale Agreement, the Company agreed to sell to Purchaser 1,449,275 shares of the Company’s common stock (the “Common Stock”) at a price per share of $1.38 (the average closing price of the Common Stock for the five trading days to  December 23, 2014) for a total purchase price of Two Million Dollars ($2,000,000.00).

Contemporaneously with the execution of the Sale Agreement, the Company granted to Purchaser a warrant to purchase 500,000 shares of Common Stock (the “Warrant”).  The Warrant has a five-year term from the date of the Sale Agreement.  The Warrant is exercisable by Purchaser, at any time, and from time to time, during its term at a price of $1.539 per share of Common Stock.  Purchaser has agreed that for a period of two years from the date of the Sale Agreement the Company may require Purchaser to exercise the Warrant if the Company determines the exercise of the Warrant is necessary for the cash needs of the Company.

Purchaser has agreed to fund the full amount of the purchase price contemplated by the Sale Agreement on or before December 27, 2014.

The foregoing paragraphs provide a brief summary of selected provisions of the Sale Agreement and the Warrant.  This summary is not complete and is qualified in its entirety by reference to the copies of the Sale Agreement and the Warrant attached hereto as Exhibits 10.1 and 10.2, respectively.  The Sale Agreement has been attached to provide investors with information regarding their terms and is not intended to provide investors with factual information about the current state of affairs of the Company.  The Sale Agreement and the warrants will contain representations and warranties and other statements that are solely for the benefit of the parties to that  agreement and are designed to allocate business and other risks among the parties.  Additionally, such representations and warranties and other statements (i) speak only as to the date on which they were made, and may be modified or qualified by confidential schedules or other disclosures, agreements or understandings among the parties, which the parties believe are not required by the securities laws to be publicly disclosed, and (ii) may be subject to a different materiality standard than the standard that is applicable to disclosures to investors.  Moreover, information concerning the subject matter of the representations and warranties and other statements made in the Sale Agreement will likely change after the execution date of the Sale Agreement and the warrant, and subsequent information may or may not be fully reflected in the Company’s public disclosures.  Accordingly, investors should not rely upon representations and warranties and other statements in the Sale Agreement and the warrant as factual characterizations of the actual state of affairs of the Company.  Investors should instead look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

On December 24, 2014, the Company issued a press release discussing the transactions contemplated by the Sale Agreement and the Warrant.  A copy of that press release is filed as Exhibit 10.3 to this Report.

Item 3.02	Unregistered Sales of Equity Securities

As discussed in Item 1.01, the Company has agreed to sell to Purchaser  1,449,275  shares of Common Stock, on the terms and subject to the conditions of the Sale Agreement.  The Company has agreed to sell such shares to Purchaser at a price per share of or $1.38 (the average closing price of the Common Stock for the five trading days ending December 23, 2014) for a total purchase price of Two Million Dollars ($2,000,000.00).

Also as discussed in Item 1.01, the Company has also issued to Purchaser the Warrant, which entitles Purchaser to purchase 500,000 shares of Common Stock.  The Warrant has a five-year term from the date of the Sale Agreement.  The Warrant is exercisable by Purchaser, at any time, and from time to time, during its term at a price of $1.38  per share of Common Stock.  Purchaser has agreed that for a period of two years from the date of the Sale Agreement the Company may require Purchaser to exercise the Warrant if the Company determines that the exercise of the Warrant is necessary for the cash needs of the Company.

Purchaser has agreed to fund the full amount of the purchase price contemplated by the Sale Agreement on or before December 27, 2014.

The Company relied on the exemptions from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D, Rule 506 promulgated thereunder, for the offer and sale of the shares of Common Stock contemplated by the Sale Agreement and the Warrant, as well as the offer and sale of the Warrant.  As a condition of the transactions involving the Sale Agreement and the Warrant, Purchaser represented to the Company that it is an “accredited investor,” as defined in Regulation D of the Securities Act, and that the securities purchased by Purchaser are being acquired solely for its account for investment and not with a view to or for sale or distribution.  The shares of Common Stock offered and sold pursuant to the Sale Agreement and the Warrant, as well as the Warrant will, contains customary restrictions on transfer except in compliance with applicable federal and state securities laws.  The Company anticipates that the shares of Common Stock to be sold pursuant to the Sale Agreement and the Warrant will be issued as soon as reasonably practical after Purchaser’s payment in full of all obligations associated therewith.

Safe Harbor for Forward-Looking Statements

In addition to historical information, this Current Report contains forward-looking statements.  The Company may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass the Company’s beliefs, expectations, hopes or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely” and similar expressions identify forward-looking statements.  All forward-looking statements included in this Current Report and the exhibits filed herewith are made as of the date hereof and are based on information available to the Company as of such date.  The Company assumes no obligation to update any forward-looking statement.  Readers should note that many factors could affect the proposed transactions, as well as the future operating and financial results of the Company, and could cause actual results to vary materially from those expressed in forward-looking statements set forth in this Current Report.  These factors include, but are not limited to, the risk that the transactions contemplated by the Sale Agreement and the Warrant will not close; the timing of the anticipated completion of the proposed transactions; and other unanticipated factors.  Risk factors, cautionary statements and other conditions which could cause the Company’s actual results to differ from management’s current expectations are contained in the Company’s filings with the SEC, including the section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, entitled “Risk Factors.”  All subsequent forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Stock Sale Agreement, dated December 24, 2014, between Crexendo, Inc. and Steven G. Mihaylo, as Trustee of The Steven G. Mihaylo Trust (As Restated) dated December 13, 2001

10.2	Crexendo Press Release dated December 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crexendo, Inc.

Dated: December 24, 2014	By:	/s/ Ronald Vincent
Ronald Vincent
Chief Financial Officer